GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

GOLDMAN SACHS CORESM INTERNATIONAL EQUITY FUND

GOLDMAN SACHS ASIA GROWTH FUND
GOLDMAN SACHS INTERNATIONAL GROWTH
OPPORTUNITIES FUND

Class A, B and C Shares

Institutional Shares

Service Shares

Supplement Dated December 15, 2005 to the

Prospectuses Dated January 1, 2005

Effective December 30, 2005, the names of the Goldman Sachs CORE International Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs International Growth Opportunities Fund are being changed to the Goldman Sachs Structured International Equity Fund, Goldman Sachs Asia Equity Fund and Goldman Sachs International Small Cap Fund (the “Funds”), respectively. These name changes will not affect the Funds’ investment objectives, policies, strategies, practices or limitations.

INTLSTCK 12-05 535876